EXHIBIT 10.65


                       UNITED SHIPPING & TECHNOLOGY, INC.
                                  NON-STATUTORY
                             STOCK OPTION AGREEMENT


         THIS non-statutory STOCK OPTION AGREEMENT (the "Agreement") is made effective as of the 2nd day of June, 2000, by and between United Shipping & Technology, Inc., a Utah corporation (the "Company"), and _____________ (the "Optionee"). This Agreement is specifically intended to be "outside" the Company's 2000 Stock Option Plan (the "Plan"). However, for purposes of convenience only, unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

                                   WITNESSETH:

         WHEREAS, as an incentive to the Optionee and in exchange for Optionee's covenants as set forth herein, which the Optionee acknowledges are for the benefit of the Company, the Company desires to make grant certain non-statutory options outside the Plan to the Optionee;

         NOW THEREFORE, in consideration of the foregoing recitals, which are made a part hereof, and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Grant of Option. Subject to the terms and conditions of this Agreement and the definitions set forth in the Plan, which are used herein for convenience only, the Company hereby grants to the Optionee an option (the "Option") to purchase a total of 250,000 shares of Common Stock (the "Shares"), at the price determined as provided herein.

         2. Nature of the Option. This Option is not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

         3. Exercise Price. The exercise price for each share of Common Stock is $10.875 (the "Exercise Price") representing the fair market value per share of the Common Stock on the date of grant.

         4. Exercise of Option. This Option shall be exercisable during its term in accordance with the following provisions and the other terms and conditions of this Agreement:

                  (i) Right to Exercise.

                           (a) Subject to the other terms hereof regarding the
                  exercisability of this Option, this Option shall be exercisable cumulatively to the extent it is vested pursuant to the vesting schedule as more completely described in Exhibit A attached hereto and incorporated herein by reference.

                           (b) This Option may not be exercised for a fraction
                  of a Share, and must be exercised for no fewer than one hundred (100) Shares, or such lesser number of Shares as may be vested.

                           (c) In the event of Optionee's death or disability,
                  the exercisability of the Option is governed by Sections 7, 8, 9 and 10 below, subject to the restrictions and limitations contained in this Agreement.

                           (d) In no event may this Option be exercised after
                  the date of expiration of the term of this Option as set forth in Section 12 below.

                  (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of this Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company, or to such other person or firm as the Secretary shall designate. The written notice shall be accompanied by payment of the exercise price as set forth in Section 6 hereof. Until certificates for the Shares are issued to the Optionee, such Optionee shall not have any rights as a Shareholder of the Company.

         No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         5. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option (the "Option Shares") have not been or do not continue to be registered under the Securities Act of 1933, as amended, as a condition to the exercise of this Option, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company such investment representations as the Company may require.

         6. Method of Payment. Payment of the Exercise Price shall be by (i) cash; (ii) check, bank draft or money order; (iii) if authorized by the Board of Directors of the Company, by delivery of Common Stock of the Company (valued at the fair market value thereof on the date of exercise) or (iv) by delivery of a combination of cash and Common Stock. The Board of Directors may, in order to prevent any possible violation of law, require the Exercise Price to be paid in cash. In the event the Shares purchasable pursuant to the exercise of this Option have been registered under the Securities Act of 1933, payment of the Exercise Price may be made pursuant to a Broker Exercise Notice. For purposes of this Section 6, a Broker Exercise Notice shall mean a written notice from the Optionee to the Company's Corporate Secretary, made on a form and in a manner as the Board of Directors may from time to time determine, pursuant to which the Optionee irrevocably elects to exercise all or any portion of an Option and irrevocably directs the Company to deliver the Common Stock certificates to be issued to such Optionee upon such Option exercise directly to a "broker" or "dealer" (within the meaning of Section 3(a) of the Exchange Act). A Broker Exercise Notice must be accompanied by or contain irrevocable instructions to the broker or dealer: (i) to promptly sell a sufficient number of shares of such Common Stock or to loan the Optionee a sufficient amount of money to pay the exercise price for the Options and to fund any related employment and withholding tax obligations to which the Broker Exercise Notice relates; and
(ii) to promptly remit such sums to the Company upon the broker's or dealer's receipt of the certificates.



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

         7. Compliance With Laws and Regulations. This Option and the obligation of the Company to sell and deliver Shares hereunder shall be subject to all applicable federal and state laws, rules and regulations, the requirements of any stock exchange upon which the Shares may then be listed, and to such approvals by any government or regulatory agency as may be required. In addition, this Option shall not be exercisable, and the Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on Nasdaq or any stock exchange on which the Company's Stock may then be listed, and (ii) the completion of any registration or qualification of such Shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this Option may not be exercised if its exercise, or the issuance of Shares upon such exercise, or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation.

         8. Disability of Optionee. In the event of the complete or partial mental or physical disability of the Optionee such that the Optionee is unable by himself to make decisions affecting his rights under this Agreement, including but not limited to the exercise of the Option, the Option may be exercised (but in no event later than the date of expiration of the term of this Option as set forth in Section 12 below), by the authorized legal representative or guardian of the Optionee, and if no such legal representative or guardian has been appointed, then the Company may petition any Court of competent jurisdiction to appoint such representative or guardian prior to Company being required to take any action hereunder.

         9. Death of Optionee. In the event of the death of Optionee during the term of this Option, the Option may be exercised, at any time within three (3) years following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 12 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise the Option at the date of death.

         10. Cancellation of Option for Misconduct. Notwithstanding anything to the contrary contained herein, whether expressed or implied, and whether or not the Optionee's employment or other relationship with the Company is terminated, in the event the Company determines that Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if the Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition with respect to the Company, breaches this Agreement, or induces any party to breach a contract with the Company, then this Option shall be automatically cancelled and of no further force or effect, subject to any full or partial waiver of such cancellation by the Board of Directors.

         11. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the Optionee and his or her personal representatives, heirs, successors and assigns.



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

         12. Term of Option. This Option may not be exercised after June 2, 2010, and may be exercised only in accordance with the terms of this Option.

         13. Acceleration of Vesting Upon Change in Control. In the event of a Change in Control, as defined in Section 1.3 of the Plan, the provisions of
Section 4(i)(a) and Exhibit A hereof pertaining to vesting shall cease to apply and this Option shall become immediately vested and fully exercisable with respect to all Shares; provided, however, that the provisions of this Section 13 shall not apply unless the Optionee has been employed by the Company for a period equal to or exceeding one calendar year. No acceleration of vesting shall occur under this Section 13 in the event a surviving corporation or its parent assumes this Option or in the event the surviving corporation or its parent substitutes an option agreement with substantially the same terms as provided in this Agreement. Notwithstanding that this Option is outside the Plan, Optionee agrees that the Board of Directors shall have the authority to cancel this Option in accordance with Section 9 of the Plan as though this Option were granted pursuant to the Plan.

         14. Early Disposition of Stock. Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him, he may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Company, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee. OPTIONEE HEREBY AGREES TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION.

         15. Withholding Taxes. As a condition to the issuance of Shares of Common Stock of the Company pursuant to the exercise of this Option, the Optionee authorizes the Company or a Related Company to withhold in accordance with applicable law from any regular cash compensation payable to him any taxes required to be withheld by the Company or a Related Company under federal or state law as a result of his exercise of this Option. To the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company will require the Optionee to make a cash payment to cover such liability as a condition to exercise of this Option, or may deduct any such taxes from any payment of any kind otherwise due to the Optionee.

         16. Subject to Lock Up. The Optionee understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate an underwritten public offering of its securities. The Optionee agrees, for the benefit of the Company, that should such an underwritten public offering be made and should the managing underwriter of such offering require, the Optionee will not, without the prior written consent of the Company and such underwriter, during the Lock Up Period as defined herein: sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of this Option or any of the Shares acquired or to be acquired upon exercise of this Option during the Lock Up Period; or sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares acquired or to be acquired upon exercise of this Option. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound



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

by the restrictions set forth herein. The term "Lock Up Period" shall mean the lesser of (x) 180 days or (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Shares. The Lock Up Period shall commence on the effective date of the Registration Statement.

         17. Provisions for Registration. Despite anything in this Option to the contrary, the Optionee shall have the following rights regarding registration of Option Shares which have been acquired or may be hereafter acquired upon exercise of this Option:

         (i) Required Registration. If at any time the Company receives the written request from a record holder of this Option or of Option Shares acquired hereunder (a "Holder"), the Company shall prepare and file a registration statement under the Securities Act covering the Option Shares which are the subject of such requests and shall use its best efforts to cause such registration statement to become effective provided, however, that all such Option Shares to be so registered shall be converted into Common Stock prior to sale pursuant to such registration statement. In addition, upon the receipt of the aforementioned request, the Company shall promptly give written notice to all other Holders that such registration is to be effected. The Company shall include in such registration statement such Option Shares for which it has received written requests to register by such other Holders within fifteen (15) days after the Company's written notice to such other Holders. The Company shall be obligated to prepare, file and cause to become effective only two (2) registration statements pursuant to this Section 17(i). In the event that the Holders of a majority of the Option Shares for which registration has been requested pursuant to this Section determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission and such Holders thereafter request the Company to withdraw such registration statement, or cancel their participation in same, and if the Holders of such Option Shares agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to such registration statement, then, and in such event, the Holders of such Option Shares shall not be deemed to have exercised their right to require the Company to register Option Shares pursuant to this Section 17(i).

         (ii) Incidental Registration. Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its Common Stock by it or any of its security holders, the Company will give written notice of its determination to all Holders hereunder. Upon the written request of a Holder given within fifteen (15) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Option Shares, the record Holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Option Shares to be so registered; provided, however, that (a) all such Option Shares to be so registered shall be converted into Common Stock prior to sale pursuant to such registration statement; (b) nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it; and (c) if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders



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

who wish to proceed with a public offering of their securities and who bear all expenses in excess of $25,000 incurred by the Company as the result of such registration after the Company has decided not to proceed. If any registration pursuant to this Section shall be underwritten in whole or in part, the Company may require that the Option Shares requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Option Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Option Shares otherwise to be included in the underwritten public offering may be reduced pro rata among the Holders thereof requesting such registration to a number that the managing underwriter believes will not adversely affect the sale of shares by the Company. Those securities which are thus excluded from the underwritten public offering, and any other Common Stock owned by such Holders, shall be withheld from the market by the Holders thereof for a period, not to exceed one hundred eighty (180) days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

         (iii) Registration Procedures. If and whenever the Company is required by the provisions of Sections 17(i) or 17(ii) to effect the registration of any Option Shares under the Securities Act, the Company will:

                  (a) prepare and file with the Commission a registration statement with respect to such Option Shares, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such Option Shares, not to exceed three (3) months;

                  (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Option Shares, not to exceed three (3) months;

                  (c) furnish to the Holders participating in such registration and to the underwriters of the Option Shares being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security Holders and underwriters may reasonably request in order to facilitate the public offering of such Option Shares;

                  (d) use its best efforts to register or qualify the Option Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request within ten (10) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (e) notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;



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

                  (f) notify such Holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (g) prepare and file with the Commission, promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Option Shares by such Holder;

                  (h) prepare and promptly file with the Commission and promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                  (i) advise such Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

                  (j) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such Holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law.

         (iv) Expenses. With respect to any registration, requested pursuant to
Section 17(i) (except as otherwise provided in such section with respect to registrations voluntarily terminated at the request of the requesting Holders) and with respect to each inclusion of securities in a registration statement pursuant to Section 17(ii) (except as otherwise provided in Section 17(ii) with respect to registrations terminated by the Company), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security Holders are required to bear such fees and disbursements), all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the selling



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

Holders, underwriting discounts and commissions and transfer taxes for selling Holders and any other expenses incurred by the selling Holders not expressly included above shall be borne by the selling Holders.

         (v) Copies of Prospectus; Amendments of Prospectus. The Company will furnish the Holders with a reasonable number of copies of any prospectus or offering circular and one copy of the registration statement included in such filings and will amend or supplement the same as required during the nine (9) month period following the effective date of the registration statement, provided, that the expenses of any amendment or supplement made or filed more than three (3) months after the effective date of the registration statement, at the request of the Holder, shall be borne by the Holder.

         (vi) Conditions of the Company's Obligations. It shall be a condition of the Company's obligation to register the Option Shares hereunder that the Holder agrees to cooperate with the Company in the preparation and filing of any such registration statement, or in its efforts to establish that the proposed sale is exempt under the Securities Act, as to any proposed distribution. It shall also be a condition of the Company's obligations under this Agreement that, in the case of the filing of any registration statement, and to the extent permissible under the Securities Act, and controlling precedent thereunder, the Company and the Holder provide cross-indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

         18. Notices. Any notice hereunder to the Company shall be addressed to it at its principal executive offices, located at at 9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442, Attention: Chief Executive Officer or such other person specified herein; and any notice hereunder to the Optionee shall be addressed to him at the address set forth below; subject to the right of either party to designate at any time hereunder in writing some other address.

         19. Amendment, Modification or Waiver. No amendment, modification or waiver of any condition, provision or term of this Agreement shall be valid or of any effect unless made in writing, signed by the party or parties to be bound or such party's duly authorized representative and specifying with particularity and nature and extent of such amendment, modification or waiver. Any waiver by any party of any default of another party shall not affect or impair any right arising from any subsequent default. Nothing herein shall limit the remedies and rights of the parties hereto under the pursuant to this Agreement.

         20. Severability. To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect. Notwithstanding the foregoing, in the event that any provision of this Agreement is unenforceable because it is overbroad, then such provision shall be limited to the extent necessary to make it enforceable under applicable law and enforced as so limited. Optionee acknowledges the uncertainty of the law in this respect and expressly stipulates that this Agreement be given the construction which renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law.



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

         21. Entire Agreement; Survival of Provisions. This Agreement contains the entire understanding of the parties in respect of the transactions contemplated and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         22. Counterparts. This Agreement may be executed in two counterparts each of which shall constitute one and the same instrument.



DATE OF GRANT:                June 2, 2000


                              UNITED SHIPPING & TECHNOLOGY, INC.



                              By:_______________________________
                                       Peter C. Lytle
                              Title:  Chief Executive Officer and President



         OPTIONEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 2000 STOCK OPTION PLAN THE DEFINITIONS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY OR A RELATED COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT, OR THE RIGHT OF THE COMPANY OR A RELATED COMPANY, TO TERMINATE HIS EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.



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

         Optionee hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed this Option in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

                                         Optionee:


                                         --------------------------------
Dated: June 2, 2010
       ------------

                                         Residence Address:



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


                                    EXHIBIT A

                        EMPLOYEE OPTION AND VESTING DATA

Name of Employee:                                             _____________

Number of Shares Subject to Option:                           250,000

Date of Grant:                                                June 2, 2000



                             OPTION VESTING SCHEDULE

                                                  NO. OF SHARES
      DATE                                         EXERCISABLE
      ----                                         -----------

      June 2, 2000                                  200,000

      June 2, 2001                                   50,000


         Your Option will vest (that is, it will become exercisable) as to a portion of the shares on each of the vesting dates shown above. Your rights to exercise the un-vested portion of your option will cease upon your death, except as otherwise set forth in Sections 7 through 10 of this Stock Option Agreement.